UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2014
Date of Report (Date of earliest event reported)

OLIE INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54909	33-1220056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300-838 Hastings Street Vancouver, British Columbia	V6C 0A6
(Address of principal executive offices)	(Zip Code)

(604) 828-9999
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OLIE INC.

CURRENT REPORT ON FORM 8-K

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement

Effective on January 23, 2014, (the “Effective Date”), the Board of Directors of OLIE, Inc., a Delaware corporation, (the “Company”), approved and authorized the execution of a forward acquisition of MVP HOLDINGS CORP ("MVP"), a company organized and existing under the laws of the Nevada. The transaction occurred through a definitive share exchange and acquisition agreement of even date, (the “Agreement”) by and between the Company and MVP. The Forward Acquisition Agreement (FAA) has been executed by both parties and is attached hereto as Exhibit 10.1.

MVP determined that it was in its best interests to become a wholly owned subsidiary of the Company and that the Company is in a position to enhance the overall value of MVP. Also, the Company agrees that it is in a position to enhance the overall value of MVP.

MVP will receive as consideration, 14,000,000 Series D Anti Dilutive Convertible Preferred Shares priced @ $2.50 pps, par value of $.00001pps; convertible into OLIE common stock, & 4.9% of OLIE's Issued Capital in Common Stock (anti dilutive provisions included). Additionally, MVP President will be appointed to the Advisory Board of the Company. The transaction will not affect the seating of officers of MVP.

The Company will receive one hundred percent (100%) of MVP. The assets of MVP remain the property of MVP. The Company will pursue an audit of the subsidiary.

OLIE shall issue dividends relative to the retained earnings of a specific class of securities to the officers of MVP. The parties have also agreed to evaluate the future value of MVP on a quarterly basis for the purpose of issuing more convertible preferred stock as the subsidiary's operations become more productive.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The effective date and brief description of the transaction are hereby incorporated into section 2 by reference from section 1. There was no material relationship between the parties prior to the instant transaction.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information furnished in 2.02 is hereby considered filed pursuant the Exchange Act.

The Company’s financial statements as posted in its most recent Form 10-Q are hereby incorporated by reference. MVP management has represented that MVP has assets valued at Thirty Two Million, Four Hundred and Forty Four Thousand and Five Hundred Dollars ($32,444,500) in the form of restricted cash being held by Elko Securities Limited Marsh Harbour, Abaco, Bahamas (Elko). The Company has exercised due diligence in verifying the accuracy of the MVP managements representation(s) regarding said restricted cash and ancillary material items. In its due diligence review the Company was able to ascertain MVP had in fact received Thirty Two Million, Four Hundred and Forty Four Thousand and Five Hundred Dollars ($32,444,500) in exchange for shares in MVP.

Specifically the Company has determined that on December 16th 2010, MVP entered into a Unit Subscription Agreement wherein investors represented by Elko deposited Thirty Two Million, Four Hundred and Forty Four Thousand and Five Hundred Dollars ($32,444,500) in the form of restricted cash with Elko. Said deposit and continual maintenance of funds is evidenced by an Elco Account Statement. The Unit Subscription Agreement is attached hereto as Exhibit 10.2. The Elco account Statement is attached hereto as Exhibit 10.3.

Further proof of this MVP holding was found when the Company examined an S-1 Registration Document which was filed by MVP in 2009 which included Financial Statements for MVP for 2008 and 2009. These financial statements do not reflect the inclusion of the entered assets of Thirty Two Million, Four Hundred and Forty Four Thousand and Five Hundred Dollars ($32,444,500) because the restricted cash was generated by the aforementioned Unit Subscription Agreement which occurred subsequent to the period(s) covered by the financial statements presented in the S-1. A salient discussion of the Unit Subscription Agreement can be found on page 61 of the Form S-1 as filed by MVP. The entire Form S-1 is can be viewed at Form S-1 as filed by MVP in 2009; found at: http://google.brand.edgar-online.com/DisplayFilingInfo.aspx?Type=HTML&text=%2526lt%253bNEAR%252f4%2526gt%253b%28%22ISAAC%22%2c%22COLLIE%22%29&FilingID=7846091&ppu=%2fPeopleFilingResults.aspx%3fPersonID%3d233978926PersonName3dISAAC%2520COLLIE.

A copy of the entirety of page 61 is attached hereto as Exhibit 10.4.

Specifically, on December 16, 2010 (which fell after the period(s) covered by the aforementioned financial statements),  MVP entered into a Unit Subscription Agreement, under which MVP issued a total of 168,764 shares of Series A convertible preferred stock, which can be converted into 16,876,400 shares of common stock and 7,870,903 of common stock warrants to nine non-US investors.  The issuance price of series the Series A preferred stock is $192.25 per share and the total proceeds that the MVP will receive for 168,764 shares of Series A convertible preferred stock is $32,444,500.  The common stock warrant is exercisable at the price of $4.14 per share.  The shares of Series A convertible preferred stock and common stock warrants in this transaction are issued pursuant to the exemption from registration provided by regulation “D”. The proceeds of the offering are restricted.

The restricted cash being held by Elco on behalf of MVP can be listed on a balance sheet as equity. However the cash cannot be accessed until the warrant exercise price of $4.14 per share is met. The Company, being a public company full intends on auditing the heretofore unaudited sections of MVP’s financials filing (2008-2009 are audited as part of the previously filed S-1) and completing the S-1 process, thereby meeting the $4.14 pps standard as listed in the Unit Subscription Agreement.

There is no discussion as to the taxability of these holdings. There are no other financial statements available for MVP at this time.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Acquisition of the Exchange Shares for Investment.

The Convertible Preferred Class Securities and proposed to be acquired by the MVP Present as a part of this transaction will be acquired for investment for his own account and not as a nominee or agent;

The President (i) can bear the economic risk of his investment and (ii) possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his investment in OLIE and its securities.

The President understands that the Exchange Shares are not registered under the Securities Act and that the issuance hereof to the President is intended to be exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder ("Regulation D").  The President is an "accredited investor," as such term is defined in Rule 501 of Regulation D or, if not an accredited investor, otherwise meets the suitability requirements of Regulation D and Section 4(2) of the Securities Act ("Section  4(2)"). The certificate representing the Exchange Shares issued to the President shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable Securities Laws (as defined herein):

"THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

"TRANSFER OF THESE SECURITIES IS PROHIBITED UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WITH RESPECT TO SUCH SECURITY SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR AN EXEMPTION THEREFROM SHALL BE AVAILABLE UNDER THE ACT AND SUCH LAWS."

The President has acknowledged that neither the Securities and Exchange Commission (the "SEC"), nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in the Agreement;

The President acknowledged that he has carefully reviewed such information as he has deemed necessary to evaluate the pragmatic reality of being enjoined within MVP HOLDINGS CORP. To the full satisfaction of the President, he has been furnished all materials that he has requested relating to OLIE and the issuance of the Exchange Shares hereunder. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of OLIE set forth in the Agreement, on which the Subsidiary, MVP HOLDINGS CORP ("MVP") and the President has relied in making the transaction of the "Wholly owned subsidiary" for the Anti Dilutive Convertible Preferred D Shares;The President understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely.  The Managing Member further acknowledges that the Convertible Preferred Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied, including, without limitation, OLIE's compliance with the reporting requirements under the Exchange Act. The shares will be issued to shareholders in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The SETI membership acknowledges that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMNETS OF CERTAIN OFFICERS

As a certain part of the transaction, MVP President Steven Perlstein will be appointed to the Advisory Board of the Company. The transaction will not affect the seating of officers of MVP or the Company. OLIE shall issue dividends relative to the retained earnings of a specific class of securities to the officers of MVP. The parties have also agreed to evaluate the future value of MVP on a quarterly basis for the purpose of issuing more convertible preferred stock as the subsidiary's operations become more productive.

OLIE Inc. Safe Harbor Statement

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the current plans and expectations of management are subject to a number of uncertainties and risks that could significantly affect the Company's current plans and expectations, as well as future results of operations and financial condition. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

All Exhibits attached hereto are intended to be deemed filed.

(a) Financial Statements of Business Acquired.

Financial statements required by this item will be filed by amendment not later than 71 calendar days after the date of the filing of this 8-K.

 (b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Forward Acquisition Agreement

10.2	Unit Subscription Agreement

10.3	MVP’s account statement at Elco Securities

10.4	Copy of page 61 of Form S-1; filed by MVP in 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIE, Inc.

Date: January 27, 2014	By:	/s/ Robert Gardner
	Name:	Robert Gardner
	Title:	Chief Executive Officer